Income Statement




INVESTMENT INCOME:
                                 Interest income                          $            8,300
                                 Commitment fee                                        6,667
                                                                            -----------------

                                 TOTAL INVESTMENT INCOME                              14,967
                                                                            -----------------

EXPENSES:
                                 Interest expense                                          -
                                 Amortization expense                                 21,663 (1)
                                 General and administrative                            4,867
                                                                            -----------------

                                 TOTAL EXPENSES                                       26,530
                                                                            -----------------

                                 NET INVESTMENT INCOME                               (11,563)

UNREALIZED APPRECIATION (DEPRECIATION)
OF LOAN VALUE                                                                              -
                                                                            -----------------

                                 NET INCOME (LOSS)                        $          (11,563)
                                                                            =================


(1) Monthly amortization of capitalized Debt Issuance and Placement Fee expense over the life of the offering.

Balance Sheet
August 31, 2002

ASSETS:
           Cash                                                                                $               49,928
           Loans receivable, at fair value                                                                  4,527,209
           Investment in Subsidiary                                                                           540,936 (1)
           Due from Parent                                                                                  1,345,000 (2)
           Debt issuance costs, net                                                                         1,361,636 (3)
           Prepaid Expenses                                                                                    22,925
                                                                                               ----------------------
                    TOTAL ASSETS                                                               $            7,847,634
                                                                                               ======================

                             LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
           Accounts payable                                                                    $               87,681 (4)
           Accrued expenses                                                                                   123,522
           Subordinated bonds                                                                               7,207,056

                    TOTAL LIABILITIES                                                                       7,418,259

COMMITMENTS AND CONTINGENCIES                                                                                       0

STOCKHOLDERS' EQUITY:
           Common stock, $1 par value, 1,000 shares authorized,
                    issued and outstanding                                                                      1,000
           Additional paid-in capital                                                                       1,557,535
           Accumulated deficit                                                                             (1,129,160)(5)

                    TOTAL STOCKHOLDERS' EQUITY                                                                429,375
                                                                                               ----------------------
                    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                 $            7,847,634
                                                                                               ======================


(1) IBF VI Secured Lending Corporation has a 100% ownership interest in IBF VI Asset Securitization Corporation, a bankruptcy remote nonrecourse special purpose vehicle.
(2) Pre-petition intercompany receivable
(3) Capitalized costs associated with issuance of Investor notes
(4) Accounts Payable (Trade Payables) are broken down as follows:
    Pre-petition                  $  70,807 ( of which $ 69,756 is in dispute)
    Post-petition                    16,874
(5) Accumulated deficit includes extraordinary costs (SEC defense related costs) of $575,000.

Statement of Cash Flows
August 2002


CASH FLOWS FROM OPERATING ACTIVITIES:
              Net income (loss)                                                                   $          (11,563)(1)
              Adjustments to reconcile net income (loss) to net cash
                           provided by operating activities:
                                   Amortization                                                               21,663 (2)
                                   Interest on subordinated bonds                                                  -
                                   Unrealized (appreciation) depreciation of loan value                            -
              Changes in operating assets and liabilities:
                                   Loans Receivable                                                         (809,602)
                                   Prepaid expense                                                            (7,899)
                                   Accounts payable                                                          (28,908)
                                   Accrued expenses                                                           (6,667)
                                                                                                    -----------------
                                   CASH FLOW PROVIDED BY OPERATING ACTIVITIES                               (842,976)
                                                                                                    -----------------
CASH FLOWS FROM INVESTING ACTIVITIES:
              Collection on mortgage loans                                                                         -
              Advances to affiliate                                                                                -
              Purchase of loan receivable                                                                          -
                                                                                                    -----------------
                                   CASH FLOW USED IN INVESTING ACTIVITIES                                          -
                                                                                                    -----------------
CASH FLOWS FROM FINANCING ACTIVITIES
              Debt issuance costs reclassified                                                                24,795
              Reimbursement for expenses                                                                           -
              Payments to affiliate
              Repayments of subordinated bonds                                                                     -
              Proceeds from issuance of subordinated bonds                                                         -

                                   CASH FLOW USED IN FINANCING ACTIVITIES                                     24,795
                                                                                                    -----------------
                                   NET INCREASE (DECREASE) IN CASH                                          (818,181)

CASH, Beginning                                                                                              868,109
                                                                                                    -----------------
CASH, Ending                                                                                      $           49,928
                                                                                                    =================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

              Cash paid during the periods for:
                           Interest                                                               $                -
                                                                                                    =================
                           Taxes                                                                  $                -
                                                                                                    =================

              Monthly Disbursements                                                               $          966,878
                                                                                                    =================


(1) See Income statement, net income
(2) Amortization of Debt issuance and Placement fee. See Income statement (2)

Income Statement
September 2002


INVESTMENT INCOME:
                                 Interest income                          $           21,101
                                 Commitment fee                                        5,000
                                                                            -----------------

                                 TOTAL INVESTMENT INCOME                              26,101
                                                                            -----------------

EXPENSES:
                                 Amortization expense                                 21,276 (1)
                                 General and administrative                           12,571
                                 Management fee                                       36,770

                                                                            -----------------

                                 TOTAL EXPENSES                                       70,617
                                                                            -----------------

                                 NET INVESTMENT INCOME                               (44,516)

UNREALIZED APPRECIATION (DEPRECIATION)
OF LOAN VALUE                                                                              -
                                                                            -----------------

                                 NET INCOME (LOSS)                        $          (44,516)
                                                                            =================


(1) Monthly amortization of capitalized Debt Issuance and Placement Fee expense over the life of the offering.

Balance Sheet
September 30, 2002

ASSETS:
           Cash                                                                                $              403,102
           Loans receivable, at fair value                                                                  4,156,999
           Investment in Subsidiary                                                                           540,936 (1)
           Due from Parent                                                                                  1,345,000 (2)
           Debt issuance costs, net                                                                         1,340,360 (3)
           Prepaid Expenses                                                                                    20,015
                                                                                               ----------------------
                    TOTAL ASSETS                                                               $            7,806,412
                                                                                               ======================

                             LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
           Accounts payable                                                                    $               95,975 (4)
           Accrued expenses                                                                                   118,522
           Subordinated bonds                                                                               7,207,056

                    TOTAL LIABILITIES                                                                       7,421,553

COMMITMENTS AND CONTINGENCIES                                                                                       0

STOCKHOLDERS' EQUITY:
           Common stock, $1 par value, 1,000 shares authorized,
                    issued and outstanding                                                                      1,000
           Additional paid-in capital                                                                       1,557,535
           Accumulated deficit                                                                             (1,173,676)(5)

                    TOTAL STOCKHOLDERS' EQUITY                                                                384,859
                                                                                               ----------------------
                    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                 $            7,806,412
                                                                                               ======================

(1) IBF VI Secured Lending Corporation has a 100% ownership interest in IBF VI Asset Securitization Corporation, a bankruptcy remote nonrecourse special purpose vehicle.
(2) Pre-petition intercompany receivable
(3) Capitalized costs associated with issuance of Investor notes
(4) Accounts Payable (Trade Payables) are broken down as follows:
     Pre-petition                  $  70,807 ( of which $ 69,756 is in dispute)
     Post-petition                    25,168
(5) Accumulated deficit includes extraordinary costs (SEC defense related costs) of $575,000.

Statement of Cash Flows
September 2002


CASH FLOWS FROM OPERATING ACTIVITIES:
              Net income (loss)                                                                   $          (44,516)(1)
              Adjustments to reconcile net income (loss) to net cash
                           provided by operating activities:
                                   Amortization                                                               21,276 (2)
                                   Interest on subordinated bonds                                                  -
                                   Unrealized (appreciation) depreciation of loan value                            -
              Changes in operating assets and liabilities:
                                   Loans Receivable                                                          370,210
                                   Prepaid expense                                                             2,910
                                   Accounts payable                                                            8,294
                                   Accrued expenses                                                           (5,000)
                                                                                                    -----------------

                                   CASH FLOW PROVIDED BY OPERATING ACTIVITIES                                353,174
                                                                                                    -----------------

CASH FLOWS FROM INVESTING ACTIVITIES:
              Collection on mortgage loans                                                                         -
              Advances to affiliate                                                                                -
              Purchase of loan receivable                                                                          -
                                                                                                    -----------------

                                   CASH FLOW USED IN INVESTING ACTIVITIES                                          -
                                                                                                    -----------------

CASH FLOWS FROM FINANCING ACTIVITIES
              Debt issuance costs reclassified
              Reimbursement for expenses                                                                           -
              Payments to affiliate
              Repayments of subordinated bonds                                                                     -
              Proceeds from issuance of subordinated bonds                                                         -

                                   CASH FLOW USED IN FINANCING ACTIVITIES                                          -
                                                                                                    -----------------

                                   NET INCREASE (DECREASE) IN CASH                                           353,174

CASH, Beginning                                                                                               49,928
                                                                                                    -----------------

CASH, Ending                                                                                      $          403,102
                                                                                                    =================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

              Cash paid during the periods for:
                           Interest                                                               $                -
                                                                                                    =================
                                                                                                    =================
                           Taxes                                                                  $                -
                                                                                                    =================

              Monthly Disbursements                                                               $          192,648
                                                                                                    =================

(1) See Income statement, net income
(2) Amortization of Debt issuance and Placement fee. See Income statement (2)